UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 30, 2005

21st Century Insurance Group

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6964	95-1935264

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No)

6301 Owensmouth Avenue Woodland Hills, California (Address of Principal Executive Offices)		91367 (Zip Code)

Registrant’s telephone number, including area code	(818) 704-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Amendment to a Material Definitive Agreement.

On March 30, 2005, the Compensation Committee of 21st Century Insurance Group, a Delaware corporation (the “Company”), amended the Company’s Short Term Incentive Plan (the “2005 Plan”) and established 2005 performance goals applicable to the Company’s Chief Executive Officer under the Chief Executive Officer Short Term Incentive Plan. The 2005 Plan becomes effective immediately.

The 2005 Short Term Incentive Plan is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	2005 Short Term Incentive Plan, approved on March 30, 2005, by the Compensation Committee of the Board of Directors of 21st Century Insurance Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21ST CENTURY INSURANCE GROUP

Date:April 4, 2005	By:	/s/ Michael J. Cassanego
Name: Michael J. Cassanego
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	2005 Short Term Incentive Plan, approved on March 30, 2005, by the Compensation Committee of the Board of Directors of 21st Century Insurance Group.